UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 30, 2015 (October 28, 2015)

PEEKAY BOUTIQUES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-193618	46-4007972
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

901 West Main Street, Suite A

Auburn, WA 98001

 (Address of principal executive offices)

1-800-447-2993

(Registrant's telephone number, including area code)

______________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modifications to Rights of Security Holders.

The disclosure set forth under Item 5.03 below is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Peekay Boutiques, Inc. (the "Company") has filed a Certificate of Change pursuant to Section 78.209 of the Nevada Revised Statutes (the "Certificate of Change") with the Secretary of State of the State of Nevada to effect a one (1)-for-six (6) reverse stock split (the "Reverse Split") of the authorized and issued and outstanding Common Stock, $0.0001 par value per share ("Common Stock"), of the Company. Pursuant to the filing of the Certificate of Change, the Reverse Split became effective on October 28, 2015 (the "Record Date").

The Reverse Split was duly approved by the Board of Directors of the Company without shareholder approval, in accordance with the authority conferred by Section 78.207 of the Nevada Revised Statutes. The Certificate of Change effected the Reverse Split on the Record Date and was deemed to amend the Company's Articles of Incorporation to decrease the authorized number of shares of the Company's Common Stock from three hundred million (300,000,000) shares to fifty million (50,000,000) shares.

Pursuant to the Reverse Split, holders of the Company's Common Stock will be deemed to hold one (1) whole post-split share of the Company's Common Stock for every six (6) whole shares of the Company's issued and outstanding Common Stock held immediately prior to the time of filing on the Record Date. No fractional shares of the Registrant's Common Stock will be issued in connection with the Reverse Split. Shareholders who are entitled to a fractional post-split share will receive in lieu thereof one (1) whole post-split share.

Item 8.01 Other Events.

At the market opening on October 29, 2015, the Company's Common Stock began trading on the OTC Bulletin Board on a split-adjusted basis. The Company's Common Stock will continue to trade under the symbol "PKAY" (temporary symbol "PKAYD" indicating a reverse stock split has occurred). The Company's common stock will trade under a new CUSIP number. The CUSIP number of the post-Reverse Split Common Stock is "705384 204". Following the effectiveness of the reverse stock split the Company has 600,928 shares issued and outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Change pursuant to Section 78.209 of the Nevada Revised Statutes

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEEKAY BOUTIQUES, INC.

Dated: October 30, 2015	By:	/s/ Lisa Berman
Lisa Berman
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Change pursuant to Section 78.209 of the Nevada Revised Statutes

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